                                                                   Exhibit 10.41

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                PARTNER AGREEMENT

                            GFK CUSTOM RESEARCH INC.
                                       AND
                             GREENFIELD ONLINE INC.

        TITLE                                  PROVISION
        -----                                  ---------
                                   THE PARTIES

GREENFIELD ONLINE, INC.    Greenfield Online, Inc., a Delaware corporation with
("GFOL, WE OR OUR")        its offices at 21 River Road, Wilton, CT 06897.

GFK CUSTOM                 GfK-CRI, a Minnesota corporation with its principal
RESEARCH INC.("GFK-        offices at 8401 Golden Valley Road, Minneapolis,
CRI", YOU OR YOUR)         Minnesota.

                                  THE SERVICES

PANEL BASED SERVICES       GFOL has developed one of the world's leading
                           internet-based consumer panels (the "Panel") and will
                           grant GfK-CRI access to the Panel as described in the
                           Terms and Conditions attached. The GFOL panel
                           includes households in the US, Canada, UK, France and
                           Germany. The panel includes sub-panels for major
                           demographic groups including: auto, health &
                           wellness, physicians, Hispanics, B2B, IT and more.
                           The description of the GFOL panel and its sub-panels
                           is not intended to be a commitment to maintain or
                           increase the sub-panels described

PROGRAMMING, HOSTING       GFOL's integrated survey software enables us to
AND DATA PROCESSING        provide industry-leading programming  capabilities.
SERVICES                   GFOL offers fast turnaround on even complex study
                           designs. GFOL's data collection systems are designed
                           to maximize the availability of your surveys and
                           speed your turnaround time. GFOL will provide GfK-CRI
                           with the Full Service and Sample Delivery Services as
                           described in the Terms and Conditions attached.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

PROJECT TEAMS              GFOL will establish a GfK-CRI project team (the "CRI
                           Team"), staffed at GFOL's discretion, which will
                           complete GfK-CRI projects. This Team will become well
                           versed in project requirements leading to greater
                           consistency, speed, efficiency and quality. GFOL will
                           maintain the Teams, subject to increases and
                           decreases in staffing levels, sufficient to manage
                           the level of project work flow while maintaining
                           appropriate quality levels.

ONLINE PRODUCTIVITY        GFOL will provide You access to its Online
TOOLS                      Productivity Tools as they are available from time to
                           time for partners who have committed to similar
                           purchase levels. As of the Effective Date the
                           available GFOL Online Productivity Tools:

                           ONLINE PRICING CALCULATOR - This tool enables GfK-CRI to obtain simple pricing in real time and view GFOL panel demographics.

                           ONLINE PANEL COUNTS TOOL - This tool enables GfK-CRI to obtain basic panel counts from the GFOL panel.

                           PORTAL - This tool provides GfK-CRI with access to marketing information, white papers, and relevant
                           GFOL information.

                           CONFIRMIT ONLINE REPORTING - This is the standard
                           Confirmit reporting tool providing near real-time access to study counts currently provided.

                           These tools augment the normal work GFOL performs with GfK-CRI regarding project scoping, feasibility and pricing. They are not intended to replace it; all final project cost and feasibility will be subject to review by the Project Team and a written Work Order.

SALES SUPPORT              JOINT SALES CALLS - At Your request, Your sales
                           representative will be available to conduct joint
                           sales calls with your account team.

                           SALES PRESENTATION - You will receive a GFOL-branded
                           PowerPoint presentation outlining our products and services, along with the benefits your client will receive for choosing the GFOL Panel.

                           SALES SUPPORT AND TRAINING - At your request, we will provide on-site training sessions for your sales personnel at a single location once per quarter so they can stay up-to-date with all of the latest capabilities that GFOL has to offer.

                           These sessions can be by webinar, in-person, or conference call.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

MARKETING SUPPORT          ONLINE MARKETING COLLATERAL - GFOL has built a
                           library of collateral to explain the value of online
                           research, the capabilities of the Greenfield Online
                           panel and other research products. Additionally,
                           Greenfield Online performs "research on research" for
                           the use of our partner clients. GFOL will make all of
                           these materials available to through a password
                           protected extranet through our website.

                           USE OF THE GREENFIELD ONLINE LOGO - We will provide you with our logo for use in your sales and marketing materials. Any use is subject to our prior review and written approval.

VOLUME DISCOUNT            In consideration of GfK-CRI's commitment to purchase
AND COMMITMENT             GFOL Services during the term of this agreement, GFOL
                           will provide a discount of [****]%, taken from GFOL's
                           standard pricing levels as they exist from time to
                           time during the Term. Discounts shall be applied to
                           "Qualifying Revenue." Qualifying Revenue shall be
                           defined as the aggregate of all Tracking and Ad-Hoc
                           Services purchased by GfK-CRI and performed by GFOL
                           within the calendar year, excluding all templated
                           products, including but not limited to CyberScreen,
                           TysonScreen, PeoplePulse/Omnibus, and excluding
                           pass-through expenses such as respondent incentives
                           and third-party data processing costs.

REBATES                    In consideration of GfK-CRI's commitment to purchase
                           Services exclusively from GFOL during the Term of this agreement, GFOL will provide a Rebate program granting You a [****]% Rebate on all Qualifying
                           Revenue received by GFOL from You during each calendar year of the Term. For the purposes of calculating Qualifying Revenue for Rebates pursuant to this Section, GFOL will include all revenue from Services including ad-hoc, tracking, and template product work. Rebates shall be given on Qualifying
                           Revenue after giving effect to the discounts provided above and shall not include pass-through expenses such as respondent incentives and third-party data processing costs. The rebate program runs on a calendar year basis and starts accruing on Qualifying
                           Revenue from the beginning in each new calendar year.

PRICE Current GFOL pricing, before applying any discounts for Full Service is attached hereto as Exhibit A. The prices listed on Exhibit A shall remain in effect for one (1) year. For Services that do not meet the pricing specifications listed on Exhibit A, GFOL will price the Service in the ordinary course of business and then apply the discount.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

MONTHLY UPDATES            GFOL will provide GfK-CRI with monthly updates of
                           Qualifying Revenue as calculated for both the
                           Discount program and the Rebate program.

CERTIFICATION              Bi-annually GFOL will provide GfK-CRI with an
                           Officer's Certification, certifying that during the
                           previous [****] months GFOL has not entered into a
                           Partner Agreement with any unaffiliated third party
                           with a term of one year or less, wherein GFOL has
                           agreed to provide both (i) a discount program
                           granting discounts of more than [****]% off its
                           standard prices for a volume commitment of less than
                           $[****] per year, and (ii) a rebate program providing
                           a rebate of more than [****] % per year based on a
                           volume commitment of less than $[****] per year.

                           In the event that GFOL is unable to issue such Certification, Your obligations of exclusivity hereunder shall terminate. The provisions of this section will expire if You fail to meet $[****] of Qualifying Revenue (including revenue from templated products), in any year of the Term.

PREMIER PARTNER            [****]. This paragraph may not be construed as a
PRICING                    "most favored nations clause" which may be measured
                           on an individual project basis, as GfK-CRI recognizes
                           that there are events and circumstances at the
                           individual project level that may cause GFOL to grant
                           limited or one time discounts at a more favorable
                           level.

COMPETITIVE PRICING        GFOL intends to further distinguish itself as an
ANALYSIS                   industry leader in providing world-class online
                           survey programming and online sampling capabilities,
                           at competitive prices. To measure GFOL's competitive
                           position GFOL will [****].

QUARTERLY BID REVIEWS      GfK-CRI and GFOL will co-develop a quarterly bid
                           review program to discuss assumptions used in the
                           estimating process such as complexity, incidence,
                           length of interview, etc.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

VIDEO CONFERENCING         Recognizing the benefits that geographically
                           dispersed organizations have received from the use of
                           video we feel a system would have a beneficial effect
                           on the working relationship between GFOL and the
                           GfK-CRI Team. GFOL will reimburse CRI-GfK for the
                           purchase of a Polycom video conferencing system for
                           use by GfK-CRI at its Minneapolis office while
                           conducting business between our companies. The
                           maximum amount to be reimbursed to You will be
                           $[****], inclusive of tax and shipping. GFOL will not
                           reimburse GfK-CRI for any costs associated with
                           internet access or other services necessary to
                           conduct video conferencing on an ongoing basis.

EXCLUSIVITY                During the Term of this Agreement CRI will purchase
                           the Services exclusively from GFOL, subject to the
                           exceptions described below.

                           CRI shall be entitled to purchase the Services from sources other than GFOL if:

                           (a) CRI's client or other end user specifies that another source be utilized;

                           (b) GFOL is unable to satisfy the project's requirements, including those related to price, sample size, incidence, and/or delivery time. If the project's requirements are subsequently changed CRI must again offer the project to GFOL before offering it to another source. In that case GFOL must notify
                           CRI that it accepts the revised requirements within the time exigencies established by the client's needs, or CRI may offer the project to another source.

PAYMENT TERMS              All invoices are due within thirty (30) days of the
                           invoice date. All amounts outstanding beyond thirty
                           (30) days of the invoice date will be subject to a
                           finance charge of 1.5% per month. All amounts due
                           under a Work Order (subject to increases as a result
                           of changes in specifications such as study length,
                           incidence, delivery time, and number of respondents)
                           will be invoiced upon completion of the project. In
                           the case of tracking studies requiring the periodic
                           delivery of data, GFOL will invoice a pro-rated
                           amount of the entire study cost with each delivery of
                           data. You agree that two-thirds of the total project
                           cost, or pro-rated part thereof will be earned by
                           GFOL upon the programming of the survey and its
                           distribution to the field. A 2% discount may be taken
                           if You pay the entire cost of the study 10 days from
                           the invoice date.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

TERM The Term of this Agreement shall be one (1) year and two months (the "Initial Term") beginning November 1,
                           2004 (the "Effective Date"). This Agreement shall automatically renew (each such term a "Renewal Term") for successive periods of 1 year, unless either party gives the other written notice of its intention not to renew at least sixty (60) days prior to the expiration of the Initial Term or Renewal Term as the case may be. For the initial two months of the Initial Term (November and December of 2004), You will receive discounts and rebates on Qualifying
                           Revenue delivered during this period at the percentage it would have received giving effect to all qualifying revenue provided during calendar year
                           2004. Thereafter, discounts and rebate levels will reset at the start of each calendar year remaining in the Initial Term.

TERMINATION FOR            This Agreement may be terminated for a material
BREACH                     breach upon thirty (30) days written notice from the
                           non-breaching party if the breach is not cured during
                           such notice period.

OTHER PROVISIONS           This Agreement is subject to the Terms and Conditions
                           and Exhibits attached, which are incorporated by
                           reference.

                        *****Signature Pages Follow*****

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

IN WITNESS WHEREOF, GfK-CRI, Inc. and Greenfield Online, Inc. have caused duplicate originals of this Agreement to be executed on the date(s) set forth below:

GfK Custom Research, Inc.                   Greenfield Online, Inc.



By   Kurt Blumberg                          By    Dean A. Wiltse
   ---------------------------------           ---------------------------------


Title:   Treasurer                          Title:     CEO
        ----------------------------                ----------------------------


Date:    12/30/04                           Date:     12/30/04
       ------------------------------              -----------------------------

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

                              TERMS AND CONDITIONS

1. Description of Services.

1.1. Panel Based Services

1.1.1. Full Service. GFOL will provide You access to GFOL's Panel and other sample sources, along with a dedicated team of GFOL Client Services staff. GFOL shall program Your research surveys and distribute invitations to the appropriate sample source (e.g., GFOL's online panels and other sample sources or sample sources supplied by You), gather the quantitative marketing research data and deliver it to You in untabulated form. GFOL reserves the right to reject any survey on the grounds that it contains profane, obscene, discriminatory, or otherwise objectionable material. The Services shall be subject to GFOL's Privacy Policy as published on its website from time to time. Each individual survey will be the subject of a written Work Order which shall incorporate the Terms of this Agreement and which will contain terms regarding sample size, incidence, delivery time, price, and other deliverables.

1.1.2 Sample Delivery. GFOL will direct appropriate potential survey respondents (each individually a "Potential Respondent" and together the "Potential Respondents" or "Sample") to surveys programmed and hosted on Your computer systems and servers or on the computer systems and servers maintained by others but under Your control (the "Sample Services"). Potential Respondents shall be recruited from the Panel and other sample sources GFOL's obligation to direct Sample to Your surveys is subject to its determination that it has sufficient appropriate Sample and that it can meet the delivery and other terms established by You as well as Your compliance with the provisions of Section 1.2. Each instance where You order the Sample Services will be the subject of a written Work Order which shall incorporate the Terms of this Agreement.

1.2. Performance Covenants. During the Term of this Agreement, You agree to maintain the following guidelines and practices during the conduct of any such survey using the Sample Services.

1.2.1. Approval of Surveys. Prior to the delivery of any Potential Respondents, GFOL must review and approve each survey. GFOL reserves the right to reject any survey on the grounds that it is too long or complex, contains profane, obscene, hateful, discriminatory, or otherwise objectionable material, or otherwise fails to meet the guidelines, rules, or regulations published by GFOL from time to time.

1.2.2. Approval of Incentive Program. Prior to the delivery of any Potential Respondents, GFOL must review and approve the incentive program for each survey. GFOL reserves the right to reject any survey on the grounds that in its opinion the incentive offered to Potential Respondents is insufficient to attract qualified respondents. In the case of studies where Potential Respondents are Physicians, healthcare professionals or other highly compensated respondents, or in other circumstances at GFOL's discretion, Honoraria or incentives will be invoiced by GFOL and paid by You prior to the start of the project. In certain instances at GFOL discretion, Honoraria or incentive programs will be managed by a third party contractor pursuant to a contract directly between you and that contractor. You agree that this contractor is fully independent and is in no way an affiliate of GFOL. GFOL assumes no responsibility for and You hereby release and hold GFOL harmless from, any claims, failures or breaches on the part of this third party contractor.

1.2.3. Qualification and Return of Respondents. As GFOL directs Potential Respondents to Your surveys it will mask their email address and attach a unique Respondent identification number. All surveys performed using the Panel Based Service must qualify each Potential Respondent within the first ten (10) questions. All Respondents who do not qualify will be immediately routed back to a URL designated by GFOL. All Respondents who complete one of Your surveys must, at the conclusion of the survey, be routed back to a URL designated by GFOL.

1.2.4. Approval of Systems - Uptime. You shall disclose the technical and performance specifications of the software and computer systems (including the software and computer systems of others used to conduct the surveys) so that GFOL may determine their capacity and capability. You will maintain uptime of Your systems at 99.5%at all times when GFOL is directing Potential Respondents to You, and comply in all respects with the terms and conditions of the Service Level Agreement attached as Exhibit E. GFOL reserves the right to limit the number of Potential Respondents sent to You based on its assessment of the capacity of Your software and computer systems. If You experience any downtime or technical difficulties that result in Your systems not being able to accept Potential Respondents, collect data, allow Potential Respondents to complete surveys or in any other way prevent Potential Respondents from taking and completing surveys (the "Technical Difficulties"), You shall immediately notify GFOL so it may cease directing Sample to You. In any case where You fail to notify GFOL of any Technical Difficulty within 15 minutes of its occurrence, You will be liable (i) in the case of the Panel Based Sample Delivery Service for the cost of Sample for the entire duration of the Technical Difficulty as if eighty percent (80%) of the Potential Respondents who visited Your site during the duration of the Technical Difficulty completed and qualified for the survey to which they were directed, provided, however, that if the assumed incidence of Potential Respondents for any survey affected by a Technical Difficulty is greater than eighty percent (80%), then GFOL will charge You for Sample delivered at such higher percentage.

1.2.5. Real-Time Reporting. You shall maintain a system of "real-time reporting" which shall allow GFOL

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

personnel access to Your computer systems via the World Wide Web (or such other method as the parties may agree) so that they can determine with respect to each of Your surveys: (i) the number of Potential Respondents that have been directed to each survey, (ii) the number of Potential Respondents that have completed each survey, (iii) the number of Potential Respondents that have taken each survey and whose profile qualifies their responses as acceptable. Should Your real-time reporting experience any downtime or technical difficulties while GFOL is delivering Sample to any of Your surveys, that results in GFOL being unable to access the information required by this Section 1.2.5, then GFOL shall have the following options: (a) to discontinue the delivery of Potential Respondents to any or all of Your surveys, or (b) to continue to deliver Potential Respondents to Your surveys and charge You as if eighty percent (80%) of the Potential Respondents directed to Your surveys during the duration of the Technical Difficulty completed and qualified for the survey to which they were directed, provided, however, that if the assumed incidence of Potential Respondents for any survey is greater than eighty percent (80%), then GFOL will charge You for Sample delivered at such higher percentage.

1.2.6. No Collection of Personally Identifiable Data. You will not collect or attempt to collect any Personally Identifiable Information from any Potential Respondent directed to Your sites and surveys by GFOL. Personally Identifiable Information includes any information that would allow You to identify a Potential Respondent at any time in the future, including, but not limited to, name, address, and email address. Except as agreed to by GFOL in connection with the delivery of incentive payments to respondents and with respect to "session cookies," You will not append cookies or other electronic tags to the browsers of any Potential Respondent. You shall abide by all CASRO guidelines for online marketing research.

1.2.7. No Recruitment. You shall take no action to recruit any Potential Respondent into any panel, community, or group of individuals, online or offline, or take any action that would allow You to contact, or allow any other party to contact, any Potential Respondent at any time in the future.

1.2.8. Generic Survey Template. Prior to GFOL directing any Potential Respondents to Your surveys, You must (i) remove any and all of Your Business Marks and any reference to You or Your parents or subsidiaries from the online survey template to be viewed by Potential Respondents, such survey templates to be pre-approved by GFOL in its sole and absolute discretion, and (ii) remove any similar references from the URLs of all of Your surveys.

1.2.9. Help Requests. All help requests initiated by Potential Respondents must be directed to help@greenfieldonline.com. GFOL will give You prompt notice of the help requests along with the nature of the service issues. You will designate a help resource to work with Greenfield Help to address the service issues raised by these help requests. You will work diligently to address all help requests, and GFOL reserves the right to stop delivering Potential Respondents to any and/or all of Your surveys until the issues which had given rise to the help requests have been resolved to GFOL's satisfaction.

1.2.10. Privacy Policy and COPPA. During the Term of this Agreement, You shall develop and maintain a privacy policy and comply with its terms and the provisions of the Children's Online Privacy Protection Act and all other applicable privacy laws, rules, and regulations.

1.3. Incentives: GFOL charges incentives in connection with each study conducted by its clients. Incentives are designed to promote survey participation across all studies it conducts. GFOL applies incentive payments at its discretion to promote survey participation and to ensure the completion of all pending studies.

2. Ownership of Sample Sources/Methodologies: You agree that the Panel and the identities and demographic information of the panelists, the Services, software, technology, and research methodologies (other than those supplied by You or Your clients) used by GFOL to render the Services are and shall be solely owned by GFOL and constitutes its confidential, proprietary and trade secret information. You agree that You shall not acquire any interest in and to the Services or the sample sources, software, technology, or such methodologies as a result of this Agreement.

3. Rebate or Discount:

3.1. Rebates are determined on Qualifying Revenue achieved by GfK-CRI in each year of the Term. Qualifying Revenue shall include all Services purchased by GfK-CRI, and performed and delivered by GFOL within the Term Year, and shall not include pass-through expenses such as respondent incentives and third party data processing costs. Rebates will be paid within 60 days of the end of the Term Year in which they are earned.

4. Trademark Usage: Should the parties agree to use each other's Business Marks, they will enter into an addendum to this Agreement.

5. Payment Terms/Stopped Work: All invoices are due within thirty (30) days of the invoice date. All amounts outstanding beyond thirty (30) days of the invoice date will be subject to a finance charge of 1.5% per month. All amounts due under the Work Order (subject to increases as a result of changes in specifications such as study length, incidence, delivery time, and number of respondents) will be invoiced upon completion of the project. In the case of tracking studies requiring the periodic delivery of data, GFOL will invoice a pro-rated amount of the entire study cost with each delivery of data. You agree that two-thirds of the total project cost, or pro-rated part thereof will be earned by GFOL upon the programming of the survey and its distribution to the field. You agree to pay all taxes imposed by any jurisdiction or governmental entity in connection with the transactions

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

contemplated by this Agreement, whether sales, use, excise or otherwise, except those on GFOL's income.

5.1. Stopped Work:

5.1.1. Full Service. Unless otherwise agreed to in the addendum for a specific study, should any study be cancelled or postponed, You agree to compensate GFOL for: (i) two-thirds of the contract price for all Services where GFOL has programmed the survey and placed it into the field, or the reasonable value of all work performed by GFOL through the effective date of such cancellation, whichever is greater, or (ii) where GFOL has not programmed the survey and placed it into the field, the reasonable value of all work performed by GFOL through the effective date of cancellation. In the case of tracking studies that are terminated within the first 30 days after programming is complete, You will pay, in addition to all other fees, a termination fee equal to any unpaid programming costs.

5.1.2. Sample Services. Unless otherwise agreed to in the addendum for a specific study, should You desire to cancel or postpone any Sample Services, You shall compensate GFOL for (i) in the case of Sample Services cancelled or postponed within five (5) days of their scheduled start date, an amount equal to twenty percent (20%) of the contract price, or (ii) for Sample Services already underway, the cost of all qualified Respondents delivered by GFOL to a point in time one (1) hour after receipt of a written or emailed notice of cancellation, provided that notice of cancellation is delivered by You Monday through Friday (excluding federal and Connecticut statutory holidays), during normal business hours. If notice of cancellation is not delivered during normal business hours, the notice shall be deemed to have been delivered as of the beginning of the next succeeding business day.

6. Term of Contract and Termination:

6.1. Term. The Term of this Agreement is set forth on the cover pages.

6.2. Termination for Breach. This Agreement may be terminated for a material breach upon thirty (30) days written notice from the non-breaching party if the breach is not cured during such notice period.

6.3. Effect of Termination. Upon a termination as provided in Sections 6.2 by GFOL as a result of Your Breach or by You without cause, all rights and duties of the parties toward each other shall cease except those intended to survive such termination (including, but not limited to, Sections 1.2, 2, 4, 5 & 7-16), provided that You shall be obliged to pay, within thirty (30) days of the effective date of termination, (i) all amounts owing to GFOL for unpaid and cancelled Services as of the date of termination and (ii) the Reconciliation Payment as defined below.

6.3.1. Reconciliation Payment. In the event of the termination of this Agreement by GFOL pursuant to Section 6.2 GfK-CRI will be liable to GFOL for an amount equal to the difference between the discounts it received under the Discount Program in effect, and the discounts they would have received based on the levels of Qualifying Revenue set forth in the table below.

Example: If all pricing for the year has been discounted at the [****]% level but only $[****] of Qualifying Revenue had been received as of effective date of termination, GfK-CRI would owe GFOL $[****] x [****]%.

    QUALIFYING REVENUE PER            DISCOUNT LEVEL
         CALENDAR YEAR
----------------------------      -----------------------
            $[****]                       [****]%
            $[****]                       [****]%
            $[****]                       [****]%
            $[****]                       [****]%
            $[****]                       [****]%
            $[****]                       [****]%

6.4. Notices. All notices required or permitted under this Agreement shall be in writing, reference this Agreement and be deemed given one (1) day after deposit with a commercial overnight carrier for overnight delivery, with written verification of receipt. All communications will be sent to the following addresses:

Greenfield Online                   With a Copy to
Dean A. Wiltse, CEO                 Jonathan A. Flatow
Greenfield Online, Inc.             Greenfield Online, Inc.
21 River Road                       21 River Road
Wilton, CT 06897                    Wilton, CT 06897
203-846-5700                        T 203-846-5721
dwiltse@greenfield.com              F 203-846-5749
                                    jflatow@greenfield.com

GfK Custom Research, Inc.           With a Copy to:
Jan Elsesser, President             Kurt Blumberg
GfK Custom Research, Inc.           GfK Custom Research, Inc
8401 Golden Valley Road             8401 Golden Valley Road
Minneapolis, Minnesota 55427        Minneapolis, Minnesota 55427
T 763-542-0807                      T 763-542-0810
F 763-417-4555                      F 763-417-4555
jelsesser@gfkcustomresearch.com     kblumberg@gfkcustomresearch.com

7. NO GUARANTEES. There are no guarantees whatsoever made by GFOL as to the results of the services GFOL will provide. There are no warranties, promises, or statements made by either party except as specifically stated herein with respect to any matter. Neither party has made any affirmation of fact or promise relating to the services or duties that have become any basis of this Agreement other than as stated herein, and the parties acknowledge that they have relied on no warranties, promises, or statements other than those expressly set forth in this Agreement. The parties acknowledge that any estimates, projections, or forecasts provided to it by or on behalf of the other party are only estimates and are not representations that such estimates will be realized.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

8. WARRANTY DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, OR IN A SEPARATE WORK ORDER, THE PARTIES MAKE NO WARRANTIES HEREUNDER AND EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

9. INDEMNIFICATION.

9.1. By GFOL. With respect to claims or actions against one or both parties by third parties insofar as such claim, demand, or action is attributable to the acts or omissions of GFOL or a breach by GFOL of a representation and/or warranty made in this Agreement, and subject to the provisions of Section 11, GFOL shall (i) indemnify You against any liability, cost, loss, or expense of any kind; and (ii) hold You harmless and save You from any liability, cost, loss, or expense of any kind. You shall have the right to select and control legal counsel for the defense of any such claim, demand, or action and for any negotiations relating to any such claim, demand, or action; however, GFOL must approve any settlement of any such claim, demand, or action to the extent that such settlement imposes any restrictions on or requires GFOL to contribute financially to such settlement.

9.2. By You. With respect to claims or actions against one or both parties by third parties insofar as such claim, demand, or action is attributable to the acts or omissions of You or a breach by You of a representation and/or warranty made in this Agreement, You shall (i) indemnify GFOL against any liability, cost, loss, or expense of any kind; and (ii) hold harmless GFOL and save it from any liability, cost, loss, or expense of any kind. GFOL shall have the right to select and control legal counsel for the defense of any such claim, demand, or action and for any negotiations relating to any such claim, demand, or action; however, You must approve any settlement of any such claim, demand, or action to the extent that such settlement imposes any restrictions on or requires You to contribute financially to such settlement.

10. Injunctive Relief. You agree that the breach of Your obligations under Sections 1.2 and 4 will cause irreparable harm to GFOL. Each party agrees that money damages would not be a sufficient remedy for a breach of these Sections of the Agreement and that in addition to any other remedies available at law, GFOL shall be entitled to specific performance and injunctive or other equitable relief, without the necessity for the positing of any bond or security, as a remedy for any such breach.

11. Limitation of Liability: Research data collected by GFOL will be obtained and produced in accordance with generally accepted standards of the research industry. GFOL shall not be liable to You for lost profits or revenues or other economic loss, including consequential, special, or other similar damages, arising from or related to the use by You of the data provided by GFOL to the client. Other than as expressly stated, GFOL disclaims any other warranties, express, implied, or otherwise, regarding the accuracy, completeness, or performance or fitness of merchantability of the data or deliverables. Liability of GFOL for any claim made by the client shall be limited to $10,000 or the amount of the fees paid to GFOL, whichever is less. No action arising out of this agreement (other than an action by GFOL for the recovery of fees owed by the client to GFOL) may be brought more than one year after the cause of action first arose.

12. Audit Rights; Payment for Audit; Confidentiality. INTENTIONALLY OMMITTED

13. Prevailing Party. If any legal action or other proceeding is brought in order to enforce the Terms of this Agreement or collect monies due, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in bringing such action or proceeding, in addition to any other relief to which such party may be entitled.

14. Assignment and Transfer. The parties shall not assign or transfer this Agreement without the express prior written consent of the other, which consent shall not be unreasonably withheld, provided that GFOL may assign this Agreement to any successor corporation by merger, acquisition, or otherwise.

15. Governing Law Choice of Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Connecticut without reference to its principles of conflicts of law. All actions arising out of this Agreement shall be brought in federal or state courts within the District of Connecticut.

16. Disclosure.

16.1. Definition. "Confidential Information" means all information disclosed by a Disclosing Party, whether of a technical, business or any other nature (including, by way of example and not limitation, trade secrets, inventions, know-how and information relating to technology, customers, business plans, promotional and marketing activities, finances and other business affairs), that has been or is disclosed, whether verbally, electronically, visually or in a written or other tangible form, which is either identified as confidential or proprietary or should be reasonably understood to be confidential or proprietary in nature. For the purposes of this Agreement, Confidential Information shall also include (a) the fact that discussions or negotiations are taking place between the Parties (b) any of the terms, conditions or other facts with respect to any such discussions or negotiations, including the status thereof or the cessation of discussions or negotiations between the Parties, and (c) the fact that this Agreement exists or that Confidential Information has been or may be made available to the Parties.

16.2. Confidentiality. A Receiving Party shall not disclose Confidential Information in any manner to any third

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

party, except its employees, directors, officers, and financial and legal advisors (i) whose duties justify access to such Confidential Information, (ii) who have a need to know such Confidential Information, and (iii) who are bound by a non-disclosure agreement or confidentiality obligations consistent with this Agreement. A Receiving Party shall not use, in whole or in part, Confidential Information without the prior written consent of the Disclosing Party except for the Purpose of this Agreement as set forth above. A Receiving Party shall inform its employees of the limitations on disclosure and use imposed by this Agreement. In the case of any other third party (including consultants), disclosure is permitted only after such third party has executed a nondisclosure or confidentiality agreement with respect to the Confidential Information no less stringent than this Agreement. A Receiving Party shall notify the Disclosing Party immediately in the event the Receiving Party learns of any unauthorized possession, use or knowledge of the Confidential Information or materials containing Confidential Information and will cooperate with the Disclosing Party in any proceeding against any third persons necessary to protect the Disclosing Party's rights with respect to the Confidential Information.

16.3. Exceptions: The obligations set forth in Section 15 of this Agreement shall not apply to information that is:

16.3.1. already known to or otherwise in the possession of the Receiving Party at the time of receipt from the Disclosing Party and that was not so known or received in violation of any confidentiality obligation; or

16.3.2. publicly available or otherwise in the public domain prior to disclosure by the Receiving Party; or

16.3.3. rightfully obtained by Receiving Party from any third party who did not acquire or disclose such information by a wrongful or tortious act; or

16.3.4. developed by the Receiving Party independent of any disclosure hereunder, as evidenced by written records; or

16.3.5. required to be disclosed by a court, administrative body of competent jurisdiction, government agency or by operation of law.

16.4. No Liability. Notwithstanding the foregoing, the Receiving Party shall not be liable for the disclosure or use of Confidential Information disclosed pursuant to the order of a court, administrative body of competent jurisdiction, government agency or by operation of law, provided that Receiving Party shall notify the Disclosing Party prior to such disclosure and shall cooperate with the Disclosing Party in the event the Disclosing Party elects to legally contest, request confidential treatment, or otherwise avoid such disclosure.

16.5. No License: Nothing in this Agreement shall be construed as granting a Receiving Party whether expressly, by implication, estoppel, or otherwise, any license, right, title or interest in any Confidential Information received from the Disclosing Party, or use any patent, trademark, copyright, know-how, or similar right now or hereafter owned or controlled by the Disclosing Party.

16.6. Return of Confidential Information: All Confidential Information in tangible form that has been disclosed to or thereafter created, whether by copy or reproduction, by a Receiving Party shall be and remain the property of the Disclosing Party. All such Confidential Information and any and all copies and reproductions thereof shall, within fifteen (15) days of written request by the Disclosing Party, be either promptly returned to the Disclosing Party or destroyed at the Disclosing Party's written direction. In the event of such requested destruction, the Receiving Party shall provide to the Disclosing Party written certification of compliance therewith within fifteen (15) days of such written request.

17. Counterparts: This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.

(GREENFIELD ONLINE LOGO)                           Greenfield Online, Inc.
                                               21 River Road, Wilton, CT 06897
                                             tel: 203.834.8585 fax: 203.834.8686

                                    EXHIBIT A

PRICE                      Full Service

                            [****]                   [****]
                           --------
                            [****]      [****]      [****]      [****]
                                       -----------------------------------
                            [****]      $[****]     $[****]     $[****]
                            [****]      $[****]     $[****]     $[****]
                            [****]      $[****]     $[****]     $[****]
                           -----------------------------------------------
                           [****]
                           [****]
                           [****]
                           [****]

                           Sample Only

                            [****]                   [****]
                           --------
                            [****]      [****]      [****]      [****]
                                       -----------------------------------
                            [****]      $[****]     $[****]     $[****]
                            [****]      $[****]     $[****]     $[****]
                            [****]      $[****]     $[****]     $[****]
                           -----------------------------------------------
                           [****]

The Terms and Conditions of this document, all attachments, and any future amendments, Work Orders or addenda are Confidential Information and may not be disclosed, reproduced, or reprinted by GFK-ARBOR, without the express prior written consent of Greenfield Online, Inc.